EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by Chimera Investment Corporation (“Client”) in a bulk transaction and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

•	“Compliance Review”	4,056 mortgage loans
•	“Credit Compliance Review”	131 mortgage loans
•	“Leases Review”	2 mortgage loan
•	“Data Integrity Review”	4,343 mortgage loans
•	“Collection Comment Review”	4,343 mortgage loans
•	“Payment History Review”:	4,343 mortgage loans
•	“Title Review”	4,343 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

Amortization Type *	Maturity Date *	Mod 7 Step Date
Appraised Value	Mod 1 Step Date	Mod 7 Step Rate
ARM First Payment Change Date *	Mod 1 Step Rate	Modification Date
ARM First Rate Change Date *	Mod 2 Step Date	Original P&I Payment
ARM Index Type *	Mod 2 Step Rate	Original Rate
ARM Life Maximum Rate *	Mod 3 Step Date	Property City
ARM Life Minimum Rate *	Mod 3 Step Rate	Property State
ARM Margin *	Mod 4 Step Date	Property Street Address
ARM Periodic Cap (Up) *	Mod 4 Step Rate	Property Type
ARM Periodic Floor (Down) *	Mod 5 Step Date	Property Zip Code
ARM Rate Change Frequency *	Mod 5 Step Rate	Purpose
Borrower Last Name	Mod 6 Step Date	Refinance Purpose
Has Modification Flag	Mod 6 Step Rate	Total Deferred Balance

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES SCOPE

1 | Page

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

2 | Page

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
3 | Page

iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
4 | Page

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Final application (1003);
•	Note;
•	Appraisal;
•	Sales contract;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final TIL;
•	Final HUD-1;
•	Initial and final GFE’s;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	FACTA disclosures; and
•	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
5 | Page

b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

6 | Page

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and

7 | Page

apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
8 | Page

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

  Loan Estimates;
  Closing Disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Data Integrity Review: AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

Collection Comment Review: AMC performed a 24-month collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 24-month review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 24-month look back period for each mortgage loan within the payment history population.

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC

9 | Page

reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

COMPLIANCE RESULTS SUMMARY (4,056 Mortgage Loans)

There were 4,056 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, under the applicable DBRS & Fitch NRSRO grading criteria, 3,356 (82.74%) of the mortgage loans had exceptions; however, only 447 (11.02%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance: Event Level	Loan Count	Percentage of Loans
A	700	17.26%
10 | Page

B	2,909	71.72%
C	6	0.15%
D	441	10.87%
Total	4,056	100.00%

LEASES RESULTS SUMMARY (2 Mortgage Loan)

There was 2 mortgage loan in the final lease review population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, 0 (0.00%) of the loans had exceptions; and none of the loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

Overall: Event Level	Loan Count	Percentage of Loans
A	2	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	2	100.00%

OVERALL RESULTS SUMMARY FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (131 Mortgage Loans)

There were 131 mortgage loans in the final compliance population with application dates on or after January 10, 2014 reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria, 120 (91.60%) of the mortgage loans had exceptions; however, only 95 (72.52%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. After all documents were presented, under the applicable Fitch NRSRO grading criteria, 120 (91.60%) of the mortgage loans had exceptions; however, only 95 (72.52%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

AMC Diligence, LLC (131 Mortgage Loans) – DBRS

Overall: NRSRO Grade (DBRS )	Loan Count	% of Loans
A	11	8.40%
B	25	19.08%
C	54	41.22%
D	41	31.30%
Total	131	100.00%

AMC Diligence, LLC (131 Mortgage Loans) – Fitch

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	11	8.40%
B	25	19.08%
C	56	42.75%
D	39	29.77%
Total	131	100.00%

EXCEPTION SUMMARY

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

11 | Page

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMC.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (4,056 Mortgage Loans)

AMC Diligence, LLC (4,056 Mortgage Loans) – DBRS & Fitch

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total

Compliance	D	Missing, Incorrect, or Incomplete HUD-1	440
		Missing, Incorrect, or Incomplete Note	7
		Incomplete File	6
		Total Compliance Grade (D) Exceptions:	453
	C	Missing Required Data (other than HUD-1 or Note)	24
		FHA MIP	7
		State Late Charge	1
		State Defect	1
		Total Compliance Grade © Exceptions:	33
	B	RESPA	2,610
		Missing Application Date	2,161
		TILA	1,215
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1,093
		Missing Non-Required Data	670
		Misc. State Level	590
		LTV Test	506
		Missing, Incorrect, or Incomplete GFE	499
		Safe Act	423
		Missing Required Data	399
		State Defect	397
		FACTA	352
		Missing, Incorrect, or Incomplete Final TIL	163
		TIL-MDIA	150
		Missing Required Data (other than HUD-1 or Note)	116
		Loan Package Documentation	74
		State Late Charge	67
		Missing, Incorrect, or Incomplete Initial TIL	33
		FHA	28
		Federal HPML	26
		State HPML	22
		Final TIL Estimated	13
		Missing, Incorrect, or Incomplete Final or Initial 1003	7
		Missing, Incorrect, or Incomplete HUD-1	4
		GSE	1
		State Compliant	1
		Total Compliance Grade (B) Exceptions:	11,620
Total Compliance Exceptions:			12,106

12 | Page

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 SAMC (131 Mortgage Loans)

AMC Diligence, LLC (131 Mortgage Loans) – DBRS

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	C	ATR/QM Defect	4
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	5
	B	TRID Defect	83
		RESPA	32
		ATR/QM Defect	19
		TIL-MDIA	13
		ECOA	11
		Missing, Incorrect, or Incomplete Final or Initial 1003	8
		Misc. State Level	6
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		TILA	4
		TRID	4
		Missing Non-Required Data	2
		Missing Application Date	2
		FACTA	1
		Total Compliance Grade (B) Exceptions:	189
Total Compliance Exceptions:			194

13 | Page

Credit	D	Property - Appraisal	17
		Missing Document	2
		Total Credit Grade (D) Exceptions:	19
	C	Missing Document	41
		Loan Package Documentation	30
		Income / Employment	20
		Guideline	20
		Credit	13
		Asset	11
		Borrower and Mortgage Eligibility	9
		Insurance	7
		Income	3
		Compliance	2
		Property - Appraisal	2
		Loan Eligibility	1
		Hazard Insurance	1
		System	1
		Legal / Regulatory / Compliance	1
		Total Credit Grade (C) Exceptions:	162
	B	Borrower and Mortgage Eligibility	11
		Guideline	10
		Title	3
		Credit	2
		Insurance	2
		Income	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	30
Total Credit Exceptions:			211
Property	D	Property - Appraisal	35
		Total Property Grade (D) Exceptions:	35
	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
Total Property Exceptions:			36
Grand Total:			441

AMC Diligence, LLC (131 Mortgage Loans) – Fitch

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	C	ATR/QM Defect	10
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	11
	B	TRID Defect	83
		RESPA	32
		ATR/QM Defect	26
		TIL-MDIA	13
		ECOA	11
		Missing, Incorrect, or Incomplete Final or Initial 1003	8
		Misc. State Level	6
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		TILA	4
		TRID	4
		Missing Non-Required Data	2
		Missing Application Date	2
		FACTA	1
		Total Compliance Grade (B) Exceptions:	196
Total Compliance Exceptions:			207
14 | Page

Credit	D	Property - Appraisal	17
		Missing Document	2
		Total Credit Grade (D) Exceptions:	19
	C	Missing Document	41
		Loan Package Documentation	30
		Income / Employment	20
		Guideline	20
		Credit	13
		Asset	11
		Borrower and Mortgage Eligibility	9
		Insurance	7
		Income	3
		Compliance	2
		Property - Appraisal	2
		Loan Eligibility	1
		Hazard Insurance	1
		System	1
		Legal / Regulatory / Compliance	1
		Total Credit Grade (C) Exceptions:	162
	B	Borrower and Mortgage Eligibility	11
		Guideline	10
		Title	3
		Credit	2
		Insurance	2
		Income	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	30
Total Credit Exceptions:			211
Property	D	Property - Appraisal	33
		Total Property Grade (D) Exceptions:	33
	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			36
Grand Total:			454

The following exceptions were noted on the mortgage loans included in the Lease Review performed by AMC.

AMC Diligence, LLC (2 Mortgage Loans) – Fitch & DBRS

N/A

DATA INTEGRITY REVIEW RESULTS SUMMARY (4,343 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

15 | Page

Fields Label	Count	% of Loans
Amortization Type	22	0.51%
Borrower Last Name	87	2.00%
City	38	0.87%
First Payment Change Date	60	1.38%
Has Modification?	6	0.14%
Interest Rate Life Min	1	0.02%
Maturity Date	541	12.46%
Mod Date	29	0.67%
Mod Step 1 Date	2	0.05%
Mod Step 1 Rate	1	0.02%
Mod Step 4 Date	1	0.02%
Mod Step 4 Rate	1	0.02%
Original P&I	1	0.02%
Property Type	198	4.56%
State	1	0.02%
Street	194	4.47%
Total Deferred Balance	202	4.65%
Zip	45	1.04%
Grand Total	1,430

In total, 1,206 unique loans (27.77% of the total) were identified to have variances across eighteen (18) unique data fields.

COLLECTION COMMENT REVIEW SUMMARY (4,343 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 4,301 mortgage loans (99.03%) triggered an EV1 or EV2 exception level, and 42 mortgage loans (0.97%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	4,160	95.79%
2	141	3.25%
3	42	0.97%
Total	4,343	100.00%

Exception Type	Exception Grade	Exception	Total

Comment	3	Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	24
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	15
		Mortgagor Deceased - Not clear or no information on executor/heir	3
		Title Issue -	2
		Cease and Desist Request Received From Mortgagor or 3rd Party	1
		Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	1
		Delinquent HOA Fees	1
		Total Credit Grade (3) Exceptions:	47

16 | Page

PAYMENT HISTORY REVIEW SUMMARY (4,343 Mortgage Loans)

A 24-month Payment History Review was completed on 4,343 mortgage loans of which 4,343 mortgage loans (100.00%) had complete pay history strings. Of these mortgage loans, 3,960 mortgage loans (91.18%) had no delinquencies during the lookback period. The remaining 383 mortgage loans (8.82%) showed evidence of one or more delinquencies during the lookback period.

.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	3,960	91.18%
Delinquency, No Missing Data	383	8.82%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	4,343	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (4,343 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 4,343 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

·	Except with respect to 12 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to these 12 mortgage loans with potential deed vesting concerns, all 12 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
·	Except with respect to 54 Super Position HOA Liens across 22 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
·	Except with respect to 81 Municipal Liens across 56 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
·	Except with respect to 29 Property Tax Liens across 13 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
·	Except with respect to 126 Prior Liens across 91 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 126 Prior Liens across 91 mortgage loan files, 118 Prior Liens were determined to be mitigated because the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 8 Prior Liens were determined to be beyond the allowable timeframe for enforcement by the applicable state statute.
·	Except with respect to 244 Prior Mortgages across 217 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 244
17 | Page

remaining Prior Mortgages across 217 mortgage loan files, 230 Prior Mortgages were determined to be mitigated because the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, 5 loan files did not contain sufficient evidence of title insurance to mitigate the issue, but were determined to have paid on the HUD-1 Settlement Statement, and 9 Prior Mortgages were determined to be beyond the allowable timeframe for enforcement by the applicable state statute.

·	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL SUMMARY AMC Diligence, LLC (4,189 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	3,842	91.72%	$487,663,397.95	86.46%
Adjustable	346	8.26%	$76,372,021.38	13.54%
Unknown	1	0.02%	$0.00	0.00%
Total	4,189	100.00%	$564,035,419.33	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	4,187	99.95%	$564,035,419.33	100.00%
Unknown	2	0.05%	$0.00	0.00%
Total	4,189	100.00%	$564,035,419.33	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	2,022	48.27%	$225,748,199.06	40.02%
Cash Out: Home Improvement/Renovation	6	0.14%	$1,352,923.43	0.24%
Cash Out: Other/Multi-purpose/Unknown Purpose	929	22.18%	$122,349,974.96	21.69%
Limited Cash-Out	7	0.17%	$2,082,830.00	0.37%
First Time Home Purchase	208	4.97%	$37,137,943.95	6.58%
Other-than-first-time Home Purchase	193	4.61%	$45,026,445.28	7.98%
Rate/Term Refinance - Borrower Initiated	611	14.59%	$102,300,429.72	18.14%
Unavailable	213	5.08%	$28,036,672.93	4.97%
Total	4,189	100.00%	$564,035,419.33	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	11	0.26%	$1,774,561.27	0.31%
121-180 Months	152	3.63%	$27,385,252.90	4.86%
181-240 Months	406	9.69%	$36,940,940.18	6.55%
241-360 Months	3,578	85.41%	$488,555,856.73	86.62%
361+ Months	35	0.84%	$8,818,183.05	1.56%
Unknown	7	0.17%	$560,625.20	0.10%
Total	4,189	100.00%	$564,035,419.33	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,998	71.57%	$386,236,374.17	68.48%
Co-op	3	0.07%	$1,648,500.00	0.29%
18 | Page

Condo, Low Rise	94	2.24%	$14,765,067.83	2.62%
Condo, High Rise	12	0.29%	$3,123,658.00	0.55%
PUD	169	4.03%	$40,617,748.25	7.20%
Townhouse	4	0.10%	$459,664.87	0.08%
Single-wide Manufactured Housing	80	1.91%	$7,010,487.66	1.24%
1 Family Attached	65	1.55%	$7,183,465.42	1.27%
2 Family	77	1.84%	$17,806,100.62	3.16%
3 Family	11	0.26%	$3,450,939.98	0.61%
4 Family	9	0.21%	$2,864,482.17	0.51%
Unavailable	667	15.92%	$78,868,930.36	13.98%
Total	4,189	100.00%	$564,035,419.33	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,985	95.13%	$521,679,496.49	92.49%
Investment	96	2.29%	$21,804,630.11	3.87%
Second Home	38	0.91%	$8,041,320.24	1.43%
Unknown	70	1.67%	$12,509,972.49	2.22%
Total	4,189	100.00%	$564,035,419.33	100.00%

19 | Page